UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2018 (January 19, 2018)

Oil States International, Inc.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-16337	76-0476605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Three Allen Center 333 Clay Street, Suite 4620, Houston, Texas 77002
(Address Principal Executive Offices) (Zip Code)
(713) 652-0582 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission by Oil States International, Inc. (the “Company”) on January 19, 2018 (the “Original Report”) in connection with the closing of the Company’s acquisition (the “GEODynamics Acquisition”) of GEODynamics, Inc. (“GEODynamics”). This Amendment amends the Original Report to provide the requisite financial statements and pro forma financial information with respect to the GEODynamics Acquisition. No other modifications to the Original Report are being made by this Amendment.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements.

The audited consolidated financial statements for GEODynamics and Subsidiaries as of and for the years ended December 31, 2017 and 2016, including the notes thereto, and the independent auditor’s report related thereon, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements for the Company as of December 31, 2017 and for the years ended December 31, 2017 and 2016, which give effect to the GEODynamics Acquisition, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Weaver and Tidwell, L.L.P.

99.1	Audited consolidated financial statements of GEODynamics, Inc. and Subsidiaries as of and for the years ended December 31, 2017 and 2016.

99.2	Unaudited pro forma condensed combined financial statements of Oil States International, Inc. as of December 31, 2017 and for the years ended December 31, 2017 and 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc.

Date: February 20, 2018	By:	/s/ Lloyd A. Hajdik
Lloyd A. Hajdik
Executive Vice President, Chief Financial Officer and Treasurer

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